PROSPECTUS   MARCH 1, 2001
                                           AS SUPPLEMENTED ON NOVEMBER 19, 2001

[INVESTOR CLASS (written vertically)]




                                                                     The Strong
                                                               Municipal Income
                                                                          Funds


                                             [PICTURE OF MAN HOLDING TELEPHONE]













                         Strong High-Yield Municipal Bond Fund
                                    Strong Municipal Bond Fund
                   Strong Short-Term High Yield Municipal Fund
                         Strong Short-Term Municipal Bond Fund

                                                           STRONG [STRONG LOGO]


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?                                                    1

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?                          1

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?                            3

WHAT ARE THE FUNDS' FEES AND EXPENSES?                                        7

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?                 9

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS                                                          10

A WORD ABOUT CREDIT QUALITY                                                  11

TAXABLE INVESTMENTS                                                          13

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX                            13

FINANCIAL HIGHLIGHTS                                                         14


YOUR ACCOUNT

SHARE PRICE                                                                  19

BUYING SHARES                                                                19

SELLING SHARES                                                               22

ADDITIONAL POLICIES                                                          24

DISTRIBUTIONS                                                                26

TAXES                                                                        27

SERVICES FOR INVESTORS                                                       28

RESERVED RIGHTS                                                              31

FOR MORE INFORMATION                                                  BACK COVER

IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                               YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

The STRONG HIGH-YIELD MUNICIPAL BOND FUND seeks total return by investing for a high level of federally tax-exempt current income.

The STRONG MUNICIPAL BOND FUND and the STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND seek total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.

The STRONG SHORT-TERM MUNICIPAL BOND FUND seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The HIGH-YIELD MUNICIPAL BOND FUND invests, under normal conditions, primarily in long-term, medium- and lower-quality municipal bonds. The fund's manager emphasizes bonds whose credit quality may be improving, and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest rate environment into consideration. The fund typically maintains an average maturity between 10 and 25 years.

The MUNICIPAL BOND FUND invests, under normal conditions, primarily in long-term, higher- and medium-quality municipal bonds. The fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The fund typically maintains an average maturity between 10 and 20 years.

The SHORT-TERM HIGH YIELD MUNICIPAL FUND, under normal conditions, follows a similar investment style to the HIGH-YIELD MUNICIPAL BOND FUND, but invests primarily in short- and intermediate-term, medium- and lower-quality municipal bonds. The fund typically maintains an average maturity between one and three years.

The SHORT-TERM MUNICIPAL BOND FUND invests, under normal conditions, primarily in short- and intermediate-term, higher- and medium-quality municipal bonds, following the investment style of the MUNICIPAL BOND FUND. The fund typically maintains an average maturity of three years or less.

Although each of the funds invests primarily for income, they also employ techniques designed to realize capital appreciation. For example, the managers may select bonds with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for a credit upgrade.

The funds' managers may sell a holding if its value becomes unattractive (for example, when its fundamental qualities deteriorate or when other opportunities exist that have more attractive yields). Also, the managers may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position to avoid losses during adverse market, economic, or political conditions. This could reduce the benefit to the funds if the market goes up. In this case, the funds may not achieve their investment goal.

The funds may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal alternative minimum tax (AMT).

((Side Box))

Under normal market conditions, the funds will invest at least 80% of their assets in municipal bonds. MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal bonds are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

BOND RISKS: The major risks of each fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates--generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater its risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower its risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

HIGH-YIELD BOND RISKS: The HIGH-YIELD MUNICIPAL BOND FUND and the SHORT-TERM HIGH YIELD MUNICIPAL FUND invest in lower-quality bonds, commonly known as high-yield bonds or junk bonds, that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the fund's share price. The HIGH-YIELD MUNICIPAL BOND FUND and the SHORT-TERM HIGH YIELD MUNICIPAL FUND also have the ability to invest in debt obligations that are in default and these obligations possess an increased possibility that the issuer may not be able to make its payments of principal and interest.

INVESTMENT RISK: Economic, business, or political developments may affect the ability of municipal issuers to repay principal and to make interest payments. This could result in fluctuations in the fund's returns.

MANAGEMENT RISK: Each of the funds is subject to management risk because they are actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

NOT INSURED RISK: An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The funds are appropriate for investors who are comfortable with the risks described here. Also, the HIGH-YIELD MUNICIPAL BOND FUND and the MUNICIPAL BOND FUND are appropriate for investors whose financial goals are four to seven years in the future. The SHORT-TERM HIGH YIELD MUNICIPAL FUND and the SHORT-TERM MUNICIPAL BOND FUND are appropriate for investors whose financial goals are two to four years in the future. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
Each of the funds has adopted a multiple class plan and offers Investor Class shares.

FUND PERFORMANCE
The following return information illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance does not represent how the funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

                        Short-Term High-Yield    Short-Term
             Municipal  Municipal    Municipal   High Yield
Year           Bond     Bond         Bond        Municipal
-------------------------------------------------------------
1991           13.4%        -             -          -
-------------------------------------------------------------
1992           12.2%        7.2%          -          -
-------------------------------------------------------------
1993           11.8%        6.8%          -          -
-------------------------------------------------------------
1994           -4.6%       -1.6%         -1.0%       -
-------------------------------------------------------------
1995           11.4%        5.4%         14.6%       -
-------------------------------------------------------------
1996            2.4%        4.9%          5.1%       -
-------------------------------------------------------------
1997           12.1%        6.9%         13.9%       -
-------------------------------------------------------------
1998            6.7%        5.6%          5.3%       6.1%
-------------------------------------------------------------
1999           -6.5%        1.2%         -5.5%       0.8%
-------------------------------------------------------------
2000            3.3%        5.1%         -1.5%       4.2%
-------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------
High-Yield Municipal Bond             4.7% (1st Q 1995)                   -3.5% (4th Q 1999)
Municipal Bond                        5.8% (2nd Q 1992)`                  -5.1% (1st Q 1994)
Short-Term High Yield Municipal       1.9% (2nd Q 1998)                   -1.1% (4th Q 1999)
Short-Term Municipal Bond             2.4% (3rd Q 1995)                   -1.8% (1st Q 1994)

AVERAGE ANNUAL TOTAL RETURNS
                                                AS OF 12-31-00

FUND/INDEX                               1-YEAR       5-YEAR      10-YEAR       SINCE FUND INCEPTION(1)

HIGH-YIELD MUNICIPAL BOND                -1.46%       3.26%       --            4.41%
High-Yield Municipal Bond Index           6.09%       5.09%       --            5.32%
Lipper High Yield Municipal Debt
Funds Index                               4.72%       3.95%       --            4.39%
MUNICIPAL BOND                            3.32%       3.43%       5.99%         5.53%
Lehman Brothers Municipal Bond Index     11.68%       5.84%       7.32%         7.40%
Lipper General Municipal Debt Funds Index11.10%       4.99%       6.79%         6.84%





SHORT-TERM HIGH YIELD MUNICIPAL           4.23%       --          --            3.86%
Lehman Brothers 1-3 Year Non-Investment
Grade Municipal Bond Index                6.24%       --          --            5.15%
Lehman Brothers 1-5 Year Non-Investment
Grade Municipal Bond Index                6.51%       --          --            4.87%
Lipper High Yield Municipal Debt
Funds Index                               4.72%       --          --            2.59%
SHORT-TERM MUNICIPAL BOND                 5.05%       4.70%       --            4.55%
Lehman Brothers Municipal
3 Year Bond Index                         6.23%       4.65%       --            5.03%
Lipper Short Municipal Debt Funds Average 5.03%       3.95%       --            4.23%

 (1) THE HIGH-YIELD MUNICIPAL BOND FUND, THE MUNICIPAL BOND FUND, THE SHORT-TERM HIGH YIELD MUNICIPAL FUND, AND THE SHORT-TERM MUNICIPAL BOND FUND COMMENCED OPERATIONS ON OCTOBER 1, 1993, OCTOBER 23, 1986, NOVEMBER 30, 1997, AND DECEMBER 31, 1991, RESPECTIVELY.

THE HIGH-YIELD MUNICIPAL BOND INDEX IS COMPRISED OF THE LEHMAN BROTHERS BAA MUNICIPAL BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1995, AND THE LEHMAN BROTHERS HIGH-YIELD MUNICIPAL BOND INDEX FROM JANUARY 1, 1996 TO PRESENT. THE LEHMAN BROTHERS BAA MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS RATED BAA. THE LEHMAN BROTHERS HIGH-YIELD MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS RATED BELOW BAA. THE LIPPER HIGH YIELD MUNICIPAL DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF INVESTMENT-GRADE, TAX-EXEMPT BONDS. THE LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE LEHMAN BROTHERS 1-3 YEAR NON-INVESTMENT GRADE MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS RATED BELOW BAA WITH MATURITIES OF ONE TO THREE YEARS. THE LEHMAN BROTHERS 1-5 YEAR NON-INVESTMENT GRADE MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS RATED BELOW BAA WITH MATURITIES OF ONE TO FIVE YEARS. THE LIPPER HIGH YIELD MUNICIPAL DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. PREVIOUS PERFORMANCE COMPARISONS HAVE SHOWN THE SHORT-TERM HIGH YIELD MUNICIPAL FUND COMPARED TO AN EQUIVALENT INVESTMENT IN THE LEHMAN BROTHERS 1-3 YEAR NON-INVESTMENT GRADE MUNICIPAL BOND INDEX. WE ARE REPLACING THIS INDEX WITH THE LEHMAN BROTHERS 1-5 YEAR NON-INVESTMENT GRADE MUNICIPAL BOND INDEX BECAUSE WE BELIEVE THIS INDEX MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT PROGRAM. THE LEHMAN BROTHERS MUNICIPAL 3 YEAR BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THREE-YEAR, TAX-EXEMPT BONDS. THE LIPPER SHORT MUNICIPAL DEBT FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST IN MUNICIPAL DEBT ISSUES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN THREE YEARS.

For current yield information on these funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)
The Investor Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
The costs of operating each fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

The Annual Fund Operating Expense table shown below is based on actual expenses incurred during the fund's fiscal period ending October 31, 2000. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)


                                                                                      TOTAL ANNUAL FUND
FUND                                     MANAGEMENT FEES       OTHER EXPENSES         OPERATING EXPENSES
---------------------------------------- --------------------- ---------------------- -----------------------

High-Yield Municipal Bond                0.35%                 0.38%                  0.73%
Municipal Bond                           0.35%                 0.41%                  0.76%
Short-Term High Yield Municipal          0.35%                 0.37%                  0.72% (1)
Short-Term Municipal Bond                0.25%                 0.38% (2)              0.63%


(1) TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE SHORT-TERM HIGH YIELD MUNICIPAL FUND WERE 0.63%. WE CAN TERMINATE WAIVERS AND ABSORPTIONS FOR THIS FUND AT ANY TIME.
(2) OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUND'S CURRENT MANAGEMENT AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING FISCAL YEAR 2000.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                              1 YEAR          3 YEARS          5 YEARS       10 YEARS
------------------------------------------------- --------------- ---------------- ------------- ------------
High-Yield Municipal Bond                         $75             $233             $406          $906
Municipal Bond                                    $78             $243             $422          $942
Short-Term High Yield Municipal                   $74             $230             $401          $894
Short-Term Municipal Bond                         $64             $202             $351          $786


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of December 31, 2000, of over $44 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

The following individuals are the funds' portfolio managers.

MARY-KAY H. BOURBULAS manages the HIGH-YIELD MUNICIPAL BOND FUND and the SHORT-TERM HIGH YIELD MUNICIPAL FUND and has over ten years of investment experience. She joined Strong as a portfolio manager in October 1991. Ms. Bourbulas co-managed the HIGH-YIELD MUNICIPAL BOND FUND from its inception in 1993 until December 1995, when she assumed sole management responsibility for the fund. She has managed the SHORT-TERM HIGH YIELD MUNICIPAL FUND since its inception in November 1997. Prior to joining Strong, Ms. Bourbulas was employed by Stein Roe & Farnham, where she co-managed two tax-exempt funds. Ms. Bourbulas received her bachelor's degree in Economics from Northwestern University in 1989.

LYLE J. FITTERER manages the MUNICIPAL BOND FUND and the SHORT-TERM MUNICIPAL BOND FUND. Mr. Fitterer joined Strong in 1989 and has over seven years of investment experience. He is a Chartered Financial Analyst and Certified Public Accountant. He has managed the MUNICIPAL BOND FUND and the SHORT-TERM MUNICIPAL BOND FUND since March 2000. He served as the Managing Director of Institutional Client Services from December 1998 to March 2000 and as a fixed income portfolio manager from January 1996 to December 1998. He served as a fixed income research analyst/trader from February 1993 to January 1996 and as an equity trader from February 1992 to February 1993. Mr. Fitterer received his bachelor's degree in Accounting from the University of North Dakota in 1989.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS

The  following  will  help  you   distinguish  the  funds  and  determine  their
suitability for your investment needs:

                           AVERAGE                                     INCOME
FUND                       MATURITY         CREDIT QUALITY             POTENTIAL       VOLATILITY
-----------------------------------------------------------------------------------------------------------
High-Yield                10 to 25         At least 65% rated          High            Moderate
Municipal Bond             years*           medium or lower                            To High
-------------------------------------------------------------------------------------------------
Municipal Bond           10 to 20         At least 85% rated         Moderate          Moderate
                           years*         higher or medium           to High
                                          Up to 15% rated lower
-------------------------------------------------------------------------------------------------
Short-Term High Yield      1 to 3         At least 80% rated         High              Moderate
Municipal                   years          medium or lower
-------------------------------------------------------------------------------------------------
Short-Term                3 years          At least 85% rated        Low to            Low
Municipal Bond            or less          higher or medium          Moderate
                                           Up to 15% rated lower
-------------------------------------------------------------------------------------------------

 *EXPECTED RANGE

The MUNICIPAL BOND FUND and the SHORT-TERM MUNICIPAL BOND FUND invest a portion of their assets in lower-quality securities that present a significant risk for loss of principal and interest.

The HIGH-YIELD MUNICIPAL BOND FUND and the SHORT-TERM HIGH YIELD MUNICIPAL FUND may invest in bonds that are in default, but the funds are not expected to invest more than 10% of net assets in those bonds.

A WORD ABOUT CREDIT QUALITY

CREDIT  QUALITY  measures  the  issuer's  expected  ability to pay  interest and
principal   payments  on  time.   Credit   quality   can  be   "higher-quality,"
"medium-quality," "lower-quality," or "in default."

HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.

LOWER-QUALITY means bonds that are below the fourth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds." For example, bonds rated BB to C by S&P*.

IN DEFAULT means the bond's issuer has not paid principal or interest on time.

*OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definitions and ratings groups for credit quality. Other rating organizations use similar definitions.


      CREDIT QUALITY   S&P'S                                         S&P'S RATINGS        RATING
                       DEFINITION                                    GROUP                CATEGORY
     ---------------- --------------------------------------------- -------------------- -----------------
      Higher           Extremely strong capacity to meet financial   AAA                  Highest
                       commitment

      ---------------- --------------------------------------------- -------------------- -----------------
      Higher           Very strong capacity to meet financial        AA                   Second highest
                       commitment
      ---------------- --------------------------------------------- -------------------- -----------------
      Higher           Strong capacity to meet financial commitment  A                    Third highest

      ---------------- --------------------------------------------- -------------------- -----------------
      Medium           Adverse conditions or changing                BBB                  Fourth highest
                       circumstances are more likely to lead to a
                       weakened capacity to meet financial
                       commitment
      ---------------- --------------------------------------------- --------------------
      Lower            Uncertainties or adverse conditions could     BB
                       lead to an inadequate capacity to meet
                       financial commitment
      ---------------- --------------------------------------------- --------------------
      Lower            Adverse conditions will likely impair         B
                       capacity or willingness to meet financial
                       commitment
      ---------------- --------------------------------------------- --------------------
      Lower            Adverse conditions will likely cause no       CCC
                       capacity to meet financial commitment
      ---------------- --------------------------------------------- --------------------
      Lower            Currently highly vulnerable to nonpayment     CC or C
      ---------------- --------------------------------------------- --------------------
      In default       Probably in default                           D
      ---------------- --------------------------------------------- --------------------

We determine a bond's credit-quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit-quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.

Each fund invests a significant amount of its assets in municipal bonds that are not rated. When it does, the fund relies more on Strong's internal credit analysis than it would if the fund were investing in rated bonds. Also, investments in lower-quality bonds will be more dependent on Strong's credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These risks include the possibility of default or bankruptcy because the issuer's capacity to pay interest and repay principal is considered predominantly speculative. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.

TAXABLE INVESTMENTS

A fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as the fund's investments in municipal bonds. A fund will generally invest in these bonds to take advantage of capital gains opportunities. These bonds produce taxable income, unlike municipal bonds, which generally provide tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX

The funds may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of your fund's distributions to you may not be exempt from federal income tax. If this is the case, a fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Investor Class shares of the funds for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

STRONG HIGH-YIELD MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                           ----------------------------------------------------------------------
                                                            Oct. 31,   Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(a)/                                2000/(b)/    2000      1999      1998      1997   1996/(c)/   1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $8.91      $9.79    $10.52    $10.09     $9.45      $9.91  $9.29
Income From Investment Operations:
     Net Investment Income                                   0.09       0.59      0.58      0.59      0.61       0.44   0.69
     Net Realized and Unrealized Gains (Losses)
     on Investments                                         (0.15)     (0.88)    (0.68)     0.45      0.64      (0.46)  0.62
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                       (0.06)     (0.29)    (0.10)     1.04      1.25      (0.02)  1.31
Less Distributions:
     From Net Investment Income/(d)/                        (0.10)     (0.59)    (0.58)    (0.59)    (0.61)     (0.44)  (0.69)
     From Net Realized Gains                                  --         --     (0.05)    (0.02)       --         --      --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                    (0.10)     (0.59)    (0.63)    (0.61)    (0.61)     (0.44)  (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $8.75       $8.91    $9.79    $10.52     $10.09     $9.45  $9.91
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
     Total Return                                           -0.7%      -2.9%     -1.1%    +10.5%    +13.6%      -0.1%  +14.6%
     Net Assets, End of Period (In Millions)                $417       $439      $635     $667      $361         $238    $267
     Ratio of Expenses to Average Net Assets Without
     Waivers, Absorptions and Fees Paid Indirectly
     by Advisor                                             0.7%*      0.7%      0.7%      0.7%      0.7%       0.7%*   0.8%
     Ratio of Expenses to Average Net Assets                0.7%*      0.7%      0.7%      0.7%      0.7%       0.7%*   0.4%
     Ratio of Net Investment Income to Average Net Assets   6.4%*      6.4%      5.7%      5.7%      6.2%       6.9%*   7.1%
     Portfolio Turnover Rate/(e)/                           1.4%      17.5%     52.5%     66.5%     92.1%     106.8%  113.8%

 * Calculated on an annualized basis.
   (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
   (b) In 2000, the fund changed its fiscal year-end from August to October.
   (c) In 1996, the fund changed its fiscal year-end from December to August.
   (d) Tax-exempt for regular federal income tax purposes.
   (e) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


STRONG MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                           -----------------------------------------------------------------------
                                                           Oct. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(a)/                               2000/(b)/    2000      1999      1998      1997   1996/(c)/    1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $8.78      $9.37     $9.96     $9.52     $8.99     $9.52     $9.23
Income From Investment Operations:
   Net Investment Income                                   0.08       0.50      0.51      0.51      0.50     0.33      0.52
   Net Realized and Unrealized Gains
  (Losses) on Investments                                 (0.20)     (0.59)    (0.59)     0.44      0.53    (0.53)     0.51
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                       (0.12)     (0.09)    (0.08)     0.95      1.03    (0.20)     1.03
Less Distributions:
   From Net Investment Income/(d)/                        (0.08)     (0.50)    (0.51)    (0.51)    (0.50)   (0.33)    (0.54)
   In Excess of Net Investment Income                       --         --        --        --        --       --     (0.20)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (0.08)     (0.50)    (0.51)    (0.51)    (0.50)   (0.33)    (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $ 8.58     $ 8.78    $ 9.37    $ 9.96    $ 9.52   $ 8.99    $ 9.52
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                           -1.4%      -0.9%     -1.0%    +10.1%    +11.8%    -2.1%    +11.4%
   Net Assets, End of Period (In Millions)                $259        $274      $370     $287      $232     $247      $247
   Ratio of Expenses to Average Net Assets Without
    Fees Paid Indirectly by Advisor                       0.8%*      0.8%      0.7%      0.7%      0.8%     0.8%*     0.8%
   Ratio of Expenses to Average Net Assets                0.8%*      0.8%      0.7%      0.7%      0.8%     0.8%*     0.8%
   Ratio of Net Investment Income to Average Net Assets   5.2%*      5.6%      5.1%      5.2%      5.4%     5.4%*     5.4%
   Portfolio Turnover Rate/(e)/                           7.2%      19.2%     22.4%     58.5%     85.0%   172.9%    513.8%

 *   Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
  (b)  In 2000, the fund changed its fiscal year-end from August to October.
  (c)  In 1996, the fund changed its fiscal year-end from December to August.
  (d)  Tax-exempt for regular federal income tax purposes.
  (e) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                    -------------------------------------
                                                                     Oct. 31,  Aug. 31, Aug. 31,  Aug. 31,
SELECTED PER-SHARE DATA/(a)/                                         2000/(b)/  2000     1999     1998/(c)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 9.60    $ 9.99    $10.17    $10.00
Income From Investment Operations:
   Net Investment Income                                              0.08      0.51      0.50      0.37
   Net Realized and Unrealized Gains (Losses) on Investments         (0.02)    (0.39)    (0.18)     0.17
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   0.06      0.12      0.32      0.54
Less Distributions:
   From Net Investment Income/(d)/                                   (0.08)    (0.51)    (0.50)    (0.37)
---------------------------------------------------------------------------------------------------------
   Total Distributions                                               (0.08)    (0.51)    (0.50)    (0.37)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 9.58    $ 9.60    $ 9.99    $10.17
=========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
   Total Return                                                       +0.7%     +1.3%     +3.2%     +5.5%
   Net Assets, End of Period (In Millions)                          $  133     $ 140    $  182    $  101
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions and Fees Paid Indirectly by Advisor                   0.7%*     0.7%      0.7%      1.0%*
   Ratio of Expenses to Average Net Assets                             0.7%*     0.6%      0.4%      0.4%*
   Ratio of Net Investment Income to Average Net Assets                5.1%*     5.2%      4.9%      5.0%*
   Portfolio Turnover Rate/(e)/                                        6.0%     27.9%     22.7%      8.1%


 *   Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
  (b)  In 2000, the fund changed its fiscal year-end from August to October.
  (c)  For the period from November 30, 1997 (inception) to August 31, 1998.
  (d)  Tax-exempt for regular federal income tax purposes.
  (e) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


STRONG SHORT-TERM MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                       ------------------------------------------------------------------------
                                                        Oct. 31,         Aug. 31, Aug. 31, Aug. 31, Aug. 31,  Aug. 31, Dec. 31,
SELECTED PER-SHARE DATA/(a)/                            2000/(b)/           2000     1999    1998     1997    1996/(c)/   1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $9.64           $9.76       $9.95    $9.82    $9.67    $9.77    $9.73
Income From Investment Operations:
  Net Investment Income                                  0.08           0.46     0.47     0.48     0.49      0.33      0.47
  Net Realized and Unrealized Gains
 (Losses) on Investments                                (0.02)         (0.12)   (0.19)    0.13     0.15     (0.10)     0.04
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       0.06           0.34     0.28     0.61     0.64      0.23      0.51
Less Distributions:
  From Net Investment Income/(d)/                       (0.08)         (0.46)   (0.47)   (0.48)   (0.49)    (0.33)    (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (0.08)         (0.46)   (0.47)   (0.48)   (0.49)    (0.33)    (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 9.62         $ 9.64   $ 9.76   $ 9.95   $ 9.82    $ 9.67    $ 9.77
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                           +0.6%          +3.6%    +2.8%    +6.3%    +6.7%     +2.4%     +5.4%
  Net Assets, End of Period (In Millions)               $ 317         $  307   $  325   $  211   $  165    $  136    $  133
  Ratio of Expenses to Average Net Assets                 0.6%*          0.6%     0.6%     0.6%     0.7%      0.7%*     0.8%
  Ratio of Net Investment Income to Average Net Assets    4.9%*          4.8%     4.7%     4.8%     5.0%      5.1%*     4.8%
  Portfolio Turnover Rate/(e)/                            8.9%          48.6%    22.7%    15.7%    26.2%     38.0%    226.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from August to October.
(c)  In 1996, the fund changed its fiscal year-end from December to August.
(d)  Tax-exempt for regular federal income tax purposes.
(e) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



YOUR ACCOUNT

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
------------------------------------------------------
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.
------------------------------------------------------

BUYING SHARES
------------------------------------------------------------------------------

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                                             INITIAL INVESTMENT MINIMUM           ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                             $2,500                               $50

MULTIPLE CLASS PLAN
Each fund has adopted a multiple class plan and offers Investor Class shares.

BUYING INSTRUCTIONS You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))

                  QUESTIONS?
              Call 1-800-368-3863
                24 hours a day,
                 7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER

o We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

SELLING INSTRUCTIONS You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

REDEMPTION OPTION
Sign up for the redemption option when you open your account, or add it later by visiting the Account Services area at www.Strong.com, or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

CHECK WRITING
Sign up for free check writing when you open your account or call 1-800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases that were made more than 10 days before the check is presented for payment. You cannot write a check to close an account.

PLEASE REMEMBER

o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

o You will be charged a $10 service fee for a stop payment on a check written on your Strong Funds account.

o Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

((Side Box))
------------------------------------------------------
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
------------------------------------------------------

ADDITIONAL POLICIES

DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit the check into the Strong Money Market Fund until you clarify your investment decision.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access, at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS
------------------------------------------------------------------------------

DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES
-----------------------------------------------------------------------------

Generally, a municipal fund's distributions will be composed primarily of tax-exempt income. However, the fund may make distributions of net investment income and capital gains that are taxable to you.

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local tax. Also, if you are subject to the Alternative Minimum Tax, you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends.

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

((Side Box))
-------------------------------------------------------
YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT (R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW. STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than 6 to 12 months. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

STRONG CHECK WRITING
Strong offers check writing on most of its bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

AUTOMATIC INVESTMENT PLAN (AIP)
This plan allows you to make regular, automatic investments from your bank checking or savings account.

AUTOMATIC  EXCHANGE  PLAN
This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

AUTOMATIC  DIVIDEND  REINVESTMENT
Your dividends and capital gains will be automatically reinvested in additional shares unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

PAYROLL  DIRECT  DEPOSIT  PLAN
This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

SYSTEMATIC  WITHDRAWAL PLAN
This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS
------------------------------------------------------------------------------

We reserve the right to:

o  Refuse,  change,   discontinue,  or  temporarily  suspend  account  services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o  Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading,or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind(a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o  Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o  Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                                   FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863               1-800-999-2780

BY MAIL                                        BY OVERNIGHT DELIVERY
Strong Funds                                   Strong Funds
P.O. Box 2936                                  900 Heritage Reserve
Milwaukee, WI 53201-2936                       Menomonee Falls, WI 53051

ON THE INTERNET                                BY E-MAIL
View online or download documents:             SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong High-Yield Municipal Bond Fund, Inc., SEC file number: 811-7930 Strong Municipal Bond Fund, Inc., SEC file number: 811-4769
Strong Short-Term High Yield Municipal Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong Short-Term Municipal Bond Fund, Inc., SEC file number: 811-6409